AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
September 2014

For the month of September 2014, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -0.33% and a net return of -0.37%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of -0.68% for the month.

September gross relative performance: 0.35%

Performance for periods ended September 30, 2014 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	4.65%	4.87%	2.97%	4.45%	5.05%
HIT Total Net Rate of Return	4.31%	4.41%	2.53%	4.00%	4.62%
Barclays Capital Aggregate Bond Index	4.10%	3.96%	2.43%	4.12%	4.62%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Poor performance by corporate bonds, the worst performing major sector in the Barclays Aggregate, with excess returns of -66 basis points (bps).  The HIT does not invest in corporate bonds, whereas the sector comprised 23.2% of the index as of September 2014.

●
Slightly better performance by agency multifamily mortgage-backed securities (MBS) as spreads to Treasuries tightened marginally in some sectors. FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificate spreads each tightened by about 1 bp, while Fannie Mae multifamily DUS security spreads were basically unchanged across structures. The HIT had 22.4% of its portfolio invested in DUS securities across various structures as of September 30, 2014, whereas the Barclays Aggregate does not hold DUS securities.

●
The portfolio’s slightly short relative duration as interest rates rose across the yield curve. Two-, 5-, 10-, and 30-year Treasury rates increased by 8, 13, 15, and 12 bps, respectively. At month-end the portfolio’s duration was approximately 0.36 years shorter than the index.

AFL-CIO HOUSING INVESTMENT TRUST                                          September 2014 Performance Commentary

Negative contributions to the HIT’s performance included:

●
Strong performance by agency single family MBS (RMBS), the best performing major sector in the index with excess returns of 38 bps.  The HIT is underweight in RMBS with an allocation of 26.4% versus 28.9% in the Barclays Aggregate at the end of September. However as a partial offset, the portfolio holds agency floating-rate CMOs that carry much shorter durations than the MBS index and contributed positively to returns as interest rates rose.

September 2014 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.55%	0	5.34
Agencies	-0.56%	-19	4.15
Single family agency MBS (RMBS)	-0.16%	38	5.01
Corporates	-1.44%	-66	7.10
Commercial MBS (CMBS)	-0.52%	-12	4.05
Asset-backed securities (ABS)	-0.15%	1	2.48
  Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	8/31/14	9/30/14	Change
1 Month	0.013%	0.013%	0.000%
3 Month	0.023%	0.018%	-0.005%
6 Month	0.048%	0.033%	-0.015%
1 Year	0.086%	0.099%	0.013%
2 Year	0.490%	0.569%	0.079%
3 Year	0.930%	1.039%	0.109%
5 Year	1.626%	1.757%	0.132%
7 Year	2.042%	2.204%	0.162%
10 Year	2.344%	2.490%	0.146%
30 Year	3.080%	3.197%	0.117%
               Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.